SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 25, 2003
                                 --------------
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Pennsylvania                 0-12870                         23-2288763
     --------------               ---------                       ------------
    (State or other             (Commission                    (I.R.S. Employer
    jurisdiction of             File Number)                 Identification No.)
     incorporation)



                9 North High Street, West Chester, Pennsylvania
                -----------------------------------------------
                    (Address of principal executive offices)



                                 (484) 881-4000
                                ----------------
              (Registrant's telephone number, including area code)


                        --------------------------------
                         (Former name or former address,
                         if changed since last report.)

The Current Report on Form 8-K filed by First Chester County Corporation (the "Company") on April 28, 2003 (Accession Number 0000744126-03-000013) is hereby amended to correct an error in the Selected Financial Information included in the Press Release filed as Exhibit 99.1 thereto. In addition, Item 9 is amended and restated in its entirety as set forth below.

The Current Report on Form 8-K filed by First Chester County Corporation (the "Company") on April 28, 2003 (Accession Number 0000744126-03-000014) is hereby amended to amend and restate Item 9 in its entirety as set forth below.

Item 9.    Regulation FD Disclosure.

On April 25, 2003, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 30, 2003:                     FIRST CHESTER COUNTY CORPORATION


                                      /s/ Charles E. Swope
                                      -------------------------------
                                      Charles E. Swope
                                      CEO, President, and Chairman of the Board

                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
    Exhibit No.                   Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
       99.1          Press release, dated April 25, 2003.

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